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                       MANUFACTURED HOME COMMUNITIES, INC.
                        SECOND AMENDED AND RESTATED 1992
                        STOCK OPTION AND STOCK AWARD PLAN
                   (Including Amendments Through May 12, 1998)


         1. Purpose. The Manufactured Home Communities, Inc. Second Amended and Restated 1992 Stock Option and Stock Award Plan (the "Plan") has been established by Manufactured Home Communities, Inc., a Maryland corporation (the "Company"), to secure for the Company and its stockholders the benefits arising from capital ownership by those employees, officers, directors and consultants of the Company and its Subsidiaries (as defined below) who are and will be responsible for its future growth and continued success. The Plan will provide a means whereby such individuals may receive: (i) shares of the Common Stock of the Company ("Shares"), subject to conditions and restrictions described herein and otherwise determined by the Board of Directors ("Stock Awards"); and (ii) options to purchase Shares ("Options"). The term "Subsidiary" means each entity the Company owns or controls directly or indirectly either through voting control or as a general partner, provided that, for purposes of Incentive Stock Options (as defined below) such term shall have the meaning given in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Administration. The authority to manage and control the operation and administration of the Plan shall be vested in a Committee (the "Committee") consisting of two (2) or more members of the Board of Directors of the Company, each of whom is a "disinterested person" as such term is defined in Section 240.16b-3(c)(2)(i) of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934 (the "Act") (and, in addition, with respect to any grant of an Option or the determination of conditions and restrictions intended to make a Stock Award constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code, as amended ("Code"), such grant, award or determination is made by a Committee consisting of two (2) or more outside directors as such term is defined in Treasury Regulation Section 1.162-27(e)(3)), who shall be appointed by, and may be removed by, such Board, provided that the Committee shall have no authority, power or discretion to determine the number or timing of Options and Stock Awards granted pursuant to paragraph 3(b) or 3(c), or to alter the terms and conditions of Options or Stock Awards as set forth therein. Any interpretation of the Plan by the Committee and any decision made by the Committee on any other matter within its discretion is final and binding on all persons. No member of the Committee shall be liable for any action or determination made with respect to the Plan.

         3. Participation.

                  (a) Subject to the terms and conditions of the Plan, the Committee shall determine and designate from time to time the employees, officers, directors and consultants of the Company and its Subsidiaries to whom Options and Stock Awards are to be granted ("Grantees"), the number of Shares subject to such Option and Stock Award to be granted to each Grantee and the terms, conditions and restrictions applicable to such Option or Stock Award. Notwithstanding the foregoing, the maximum number of Shares with respect to which Options and Stock Awards may be granted during any calendar year to any Grantee is 250,000 Shares.

                   (b) An Option to purchase (i) ten thousand (10,000) Shares shall be awarded to each member of the Board of Directors of the Company on the date of each meeting
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of the Board held immediately after each annual meeting of the Company's stockholders, and (ii) the product of ten thousand (10,000) Shares times a fraction, the numerator of which is the number of quarters (or any portion thereof) such director will serve before the next annual meeting of the Company's stockholders and the denominator of which is four, shall be awarded to each new member of the Board of Directors of the Company on the date he or she first becomes a member of the Board of Directors of the Company. A director shall become a Grantee in the Plan on the first date on which the director is awarded an Option under the Plan. Directors may, in addition to Options awarded under this paragraph, also be entitled to Options under paragraph 3(a).

                  (c) As of the date on which a distribution (the "Bonus") is made under the Company's Management by Objectives Bonus Plan (the "MBO Plan"), a Stock Award will be made to each individual who (i) receives a Bonus, and (ii) has (A) a title of Vice President or more senior, or (B) a target bonus range of at least 0 - 20% of base salary. The Grant Value of such Stock Award, as of such date, shall be in an amount equal to fifty percent (50%) of the Bonus and shall be made in lieu of fifty percent (50%) of the Bonus otherwise payable to such individual. All Stock Awards shall be in full satisfaction of the applicable portion of the Bonus, shall be made without other payment therefor, and shall be governed by paragraph 5 hereof.

                  (d) Subject to the provisions of paragraph 15, for all purposes of the Plan (i) the "Grant Value" of a Stock Award grant made pursuant to paragraph 3(c) shall equal the Fair Market Value of the Shares subject thereto as of the date of grant, and (ii) the "Fair Market Value" of a Share as of any date means the closing price of the Shares on the New York Stock Exchange on such date.

         4. Shares Subject to the Plan. Subject to the provisions of paragraph 15, the aggregate number of Shares for which Options and Stock Awards may be granted under the Plan shall not exceed 4,000,000 Shares. If any Option or Stock Award granted pursuant to the Plan shall expire, be forfeited or terminate for any reason (including without limitation the settlement in cash in lieu of exercise of an Option), the number of Shares then subject to the Option or Stock Award shall again be available for grant under the Plan unless the Plan shall have terminated. No more than half of the 2,000,000 Shares added to the Plan in connection with the adoption of the Second Amended and Restated 1992 Stock Option and Stock Award Plan may be subject to Stock Awards granted under the Plan from and after the date hereof.

         5. Stock Awards.

                   (a) (i) A Stock Award granted under paragraph 3(a) shall be subject to the condition that it will be forfeited to the Company upon the Grantee's termination of employment with the Company and all Extended Companies (as defined below) within one year from the date of grant of the Stock Award ("Date of Grant"), and may be subject to such further conditions and restrictions established by the Committee at the Date of Grant (including conditions requiring employment by the Grantee for a period in excess of one year). Any Stock Awards containing further conditions and restrictions as established by the Committee shall be described in such term sheets or supplements as are approved by the Committee from time to time. For purposes of the Plan, "Extended Company" means any company designated as such by the Committee, but only if that Extended Company either (x) provides that awards that are issued to its employees and other persons, which are comparable to awards under the Plan, will not expire if such employees or other persons terminate their relationship with such company and immediately begin service as an employee, officer, director or consultant of the Company or


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(y) has no similar plan in effect. The Extended Companies may be changed by the
Committee from time to time.

                  (ii) A Stock Award granted under paragraph 3(c) shall be forfeited to the Company upon a Grantee's termination of employment with the Company and all Extended Companies within two years from the Date of Grant, unless (A) the Grantee has five years of service for vesting purposes under the MHC ADVANTAGE Retirement Plan at the time of such termination of employment, (B) such termination is not for "good cause" (as determined by the Committee), and
(C) within one year following such termination of employment, the Grantee does not become employed by a competitor of the Company.

                  (iii) Notwithstanding the foregoing, the restrictions on all Stock Awards under this Plan shall immediately lapse in the event of the termination of a Grantee's employment with the Company or an extended Company following (A) the Grantee's Disability (as defined in the MHC ADVANTAGE Retirement Plan), (B) the Grantee's death, (C) the Grantee's retirement at or after Normal Retirement Date as defined in the MHC ADVANTAGE Retirement Plan, or
(D) a "Change in Control" of the Company.

                  (b) A "Change in Control" shall be deemed to occur upon:

                           (i) the acquisition by any entity, person, or group of more than 50% of the outstanding Shares from the holders thereof;

                           (ii) a merger or consolidation of the Company with one or more other entities as a result of which the ultimate holders of outstanding Shares immediately prior to such merger hold less than 50% of the shares of beneficial ownership of the surviving or resulting corporation; or

                           (iii) a transfer of substantially all of the property of the Company other than to an entity of which the Company directly or indirectly owns at least 50% of the shares of beneficial ownership.

                  (c) The Grantee shall be entitled to all of the rights of a stockholder with respect to the Stock Awards including the right to vote such Shares and to receive dividends and other distributions payable with respect to such Shares from and after the Date of Grant; provided that any securities or other property (but not cash) received in any such distribution with respect to a Stock Award that is still subject to the restrictions in paragraph (a) (i) or
(ii) above, shall be subject to all of the restrictions set forth herein with respect to such Stock Award.

                  (d) Certificates for the Stock Award shall be issued in the Grantee's name and shall be held in escrow by the Company until all restrictions lapse or such Shares are forfeited as provided herein. A certificate or certificates representing a Stock Award as to which restrictions have lapsed shall be delivered to the Grantee upon such lapse.

                  (e) Whenever the recipient of a Stock Award recognizes income with respect thereto, the Company shall have the right to withhold from amounts payable to such recipient in any manner, as necessary to satisfy all federal, state and local payroll tax withholding requirements. Alternatively, the Committee may elect to have Shares withheld by the Company


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from the Shares otherwise to be delivered to a Grantee. The number of Shares so withheld for payment of tax withholding shall have an aggregate Fair Market Value as of the later of the date the Committee makes the foregoing election or the date as of which income is recognized with respect to such Shares sufficient to satisfy the applicable withholding taxes.

         6. Stock Options. Any Option to purchase Shares granted under paragraph 3(a) that satisfies all of the requirements of Section 422 of the Code may be designated by the Committee as an "Incentive Stock Option." Options that are not so designated, or that do not satisfy the requirements of Section 422 of the Code or that are granted under paragraph 3(b) shall not constitute Incentive Stock Options and shall be Non-Qualified Stock Options.

         7. Option Price. The price at which a Share may be purchased pursuant to the exercise of any Non-Qualified Stock Option shall not be less than 100% of its Fair Market Value on the date the Option is awarded under the Plan. The Option price of an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the date the Option is awarded under the Plan and, with respect to an employee who owns on the Date of Grant more than 10% of the Company's Shares, shall not be less than 110% of its Fair Market Value on such date.

         8. Stock Appreciation Rights. The Committee may, in its sole discretion, award "Stock Appreciation Rights" together with any Option granted under paragraph 3(a). A Grantee who is awarded a Stock Appreciation Right shall be entitled to receive from the Company, at the time such right is exercised, that number of Shares having an aggregate Fair Market Value as of the date of exercise equal to the product of (i) the number of Shares as to which the Grantee is exercising the Stock Appreciation Right, and (ii) the excess of the Fair Market Value (at the date of exercise) of a Share over the exercise price specified by the Committee at the time of the award of the related Option, provided that the Committee, in its sole discretion, may elect to settle all or a portion of the Company's obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in an amount equal to the Fair Market Value as of the date of exercise of the Shares it would otherwise be obligated to deliver; provided that any election by the Committee to settle in cash with regard to a Grantee who is subject to Section 16 of the Act shall be in conformance with Section 240.16b-3 of the General Rules and Regulations promulgated under the Act. Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and at the exercise price of the Option. The Stock Appreciation Right shall be canceled to the extent that the related Option is exercised and the Option shall be canceled to the extent that the related Stock Appreciation Right is exercised.

         9. Option Expiration Date. The "Expiration Date" with respect to an Option or any portion thereof granted under paragraph 3(a) means the date established by the Committee at the Date of Grant (subject to any earlier termination by the Committee), but in no event later than the date which is ten
(10) years after the date on which the Option is granted. If the employment of a Grantee with the Company and all Extended Companies terminates for any reason (other than death or disability which are governed by Section 12), such Grantee's Option may not be exercised after the date of such cessation of employment except to the extent the Committee permits exercise after such date but, in any case, no later than (i) three months after Grantee's termination for any reason (other than death, disability or Change in Control) and (ii) the Option's Expiration Date. Notwithstanding the foregoing, in no event may a Grantee exercise an Option following the termination of the Grantee's employment if the Committee determines in its discretion that such employment was terminated for good cause. The Expiration Date with respect to an Option or any portion thereof granted under paragraph 3(b)


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means the date which is ten (10) years after the date on which the Option is granted. All rights to purchase Shares pursuant to an Option shall cease as of the Option's Expiration Date. In the event of a Change in Control, all Options then outstanding under the Plan shall immediately vest.

         10. Exercise of Options.

                  (a) Each Option granted under paragraph 3(a) shall be exercisable, either in whole or in part, at such time or times as shall be determined by the Committee at the time the Option is granted or at such earlier times as the Committee shall subsequently determine, but in no event later than the Option's Expiration Date.

                   (b) Shares with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year may not exceed one hundred thousand dollars ($100,000)). Any Options that become exercisable in excess of such amount shall be deemed to be a Non-Qualified Stock Option to the extent of such excess.

                  (c) Each Option granted under paragraph 3(b) shall be exercisable, either in whole or in part, (i) with respect to three thousand, three hundred and thirty-three (3,333) of the Shares at any time on or after six
(6) months from the Date of Grant, (ii) with respect to an additional three thousand, three hundred and thirty-three (3,333) of the Shares at any time on or after the first anniversary of the Date of Grant and (iii) with respect to the remaining Shares at any time on or after the second anniversary of the Date of Grant, but, in each case, no later than the Option's Expiration Date.

                   (d) A Grantee may exercise an Option or a Stock Appreciation Right by giving written notice thereof prior to the Option's Expiration Date to the Secretary of the Company at the principal executive offices of the Company. Contemporaneously with the delivery of notice with respect to exercise of an Option, the full purchase price of the Shares purchased pursuant to the exercise of the Option, together with any required state or federal withholding taxes, shall be paid in cash, by tender of share certificates in proper form for transfer to the Company valued at the Fair Market Value of the Shares on the preceding day, by any combination of the foregoing or with any other consideration.

                  (e) Upon the exercise of an Option or a Stock Appreciation Right requiring tax withholding, the Committee may elect to have Shares withheld by the Company from the Shares otherwise to be received by a Grantee. The number of Shares so withheld for payment of tax withholding shall have an aggregate Fair Market Value as of the date of exercise sufficient to satisfy the applicable withholding taxes. In addition to the terms set forth in this paragraph 10, all exercised Options and Stock Appreciation Rights shall be subject to such additional guidelines as established by the Committee.

         11. Compliance with Applicable Laws. Notwithstanding any other provision in the Plan, the Company shall have no liability to issue any Shares under the Plan unless such issuance would comply with all applicable laws and applicable requirements of any securities exchange or similar entity. Prior to the issuance of any Shares under the Plan, the Company may require a written statement that the recipient is acquiring the Shares for investment and not for the purpose or with the intention of distributing the Shares.

         12. Death/Disability of Grantee.


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                  (a) In the event of the death or disability (as defined in the
MHC ADVANTAGE Retirement Plan, or, for Incentive Stock Options only, as defined in Section 22(e)(3) of the Code) of a Grantee, all outstanding Options held by the Grantee on the date of his disability or by the Grantee on the date of his death (or by a permitted transferee under paragraph 13) shall be exercisable by the Grantee or, in the case of the death of a Grantee, by the person or persons to whom that right passes by will or by the laws of descent and distribution for a period of twelve (12) months after the date of death or disability, but no later than the Option's Expiration Date. Any such exercise shall be by written notice thereof filed with the Secretary of the Company at the principal executive offices of the Company prior to the Option's Expiration Date.

                  (b) Upon the death or disability of a Grantee, all restrictions on a Stock Award previously granted to the Grantee shall lapse and such Shares shall be delivered to the Grantee or to the person or persons to whom the right to such Shares passes by will or by the laws of descent and distribution.

         13. Transferability.

                  (a) The Shares subject to Stock Awards granted under paragraph 3(a) or 3(c) shall not be sold, assigned, pledged or otherwise transferred, voluntarily or involuntarily, by the Grantee, while they are subject to the restrictions described in paragraph 5(a).

                   (b) Options granted under the Plan are not transferable except (i) by will or by the laws of descent and distribution or, to the extent not inconsistent with the applicable provisions of the Code, pursuant to a qualified domestic relations order (as that term is defined in the Code) and
(ii) a Grantee may transfer all or part of an Option that is not an Incentive Stock Option, or a Stock Appreciation Right, to the Grantee's spouse, child or children, grandchild or grandchildren, or other relatives or to a trust for the benefit of the Grantee and/or any of the foregoing; provided that the transferee thereof shall hold such Option or Stock Appreciation Right subject to all of the conditions and restrictions contained herein and otherwise applicable to the Option or Stock Appreciation Right, and that, as a condition to such transfer, the Company may require the transferee to agree in writing (in a form acceptable to the Company) that the transfer is subject to such conditions and restrictions. Except to the extent held by a permitted transferee hereunder, Options and Stock Appreciation Rights may be exercised during the lifetime of the Grantee only by the Grantee, and after the death of the Grantee, only as provided in paragraph 12.

         14. Employment and Stockholder Status. The Plan does not constitute a contract of employment or continued service, and selection as a Grantee will not give any employee or Grantee the right to be retained in the employ of the Company or any Extended Company or the right to continue as a director of the Company. Any Option or a Stock Award granted under the Plan shall not confer upon the holder thereof any right as a stockholder of the Company prior to the issuance of Shares pursuant to the exercise thereof. No person entitled to exercise any Option or Stock Appreciation Right granted under the Plan shall have any of the rights or privileges of a stockholder of record with respect to any Shares issuable upon exercise of such Option or Stock Appreciation Right until certificates representing such Shares have been issued and delivered. If the redistribution of Shares is restricted pursuant to paragraph 11, certificates representing such Shares may bear a legend referring to such restrictions.


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         15. Adjustments to Number of Shares Subject to the Plan and to Option
Terms. Subject to the following provisions of this paragraph 15, in the event of any change in the outstanding Shares by reason of any share dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number and kind of Shares reserved for issuance under the Plan or subject to Options outstanding or to be granted under the Plan shall be proportionately adjusted so that the value of each Option shall not be changed, and the terms of any outstanding Option may be adjusted by the Committee in such manner as it deems equitable, provided that, in no event shall the Option price for a Share be adjusted below the par value of such Share, nor shall any fraction of a Share be issued upon the exercise of an Option. Shares subject to a Stock Award shall be treated in the same manner as other outstanding Shares; provided that any conditions and restrictions applicable to a Stock Award shall continue to apply to any Shares, other security or other consideration received in connection with the foregoing.

         16. Agreement with Company. At the time of a grant, the Committee may require a Grantee to enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

         17. Term of Plan. The Plan was effective December 18, 1992. No Options, Stock Awards or Stock Appreciation Rights may be granted under the Plan after December 18, 2002 or, if earlier, the date on which the Plan is terminated pursuant to paragraph 18.

         18. Amendment and Termination of Plan. Subject to any approval of the stockholders of the Company which may be required by law, the Board of Directors of the Company may at any time amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall alter or impair any Option, or Stock Appreciation Right or Stock Award previously granted under the Plan without the consent of the holder thereof. No amendment requiring stockholder approval under Section 240.16b-3 of the Act, Treasury Regulation
Section 1.162-27 or Section 422 of the Code shall be valid unless such stockholder approval is secured as provided therein.


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